中华人民共和国
组织机构代码证

（副本）

代　　码：05374105－6

机构名称：江门市恒美牧业发展有限公司

机构类型：企业法人（法定代表人：魏大庆）

地　　址：广东省江门市恩平市君堂镇江君路１９号江洲水闸办公大楼首层１－５号

有 效 期：自2012年09月17日至2016年09月17日

颁发单位：广东省江门市质量技术监督局

登 记 号：组代管440700-066709-1

说　　明

1. 中华人民共和国组织机构代码是组织机构在中华人民共和国境内唯一的 ，始终不变的法定代码标识。《中华人民共和国组织机构代码证》是组织机构法定代码标识的凭证，分正本和副本。
2. 《中华人民共和国组织机构代码证》不得出租、出借、冒用、转让、伪造、变造、非法买卖。
3. 《中华人民共和国组织机构代码证》登记项目发生变化时，应向发证机关申请变更登记。
4. 各组织机构应当按有关规定，接受发证机关的年度检验。
5. 组织机构依法注销、撤消时，应向原发证机关办理注销登记，并交回全部代码证。

中华人民共和国　国家质量监督检验检疫总局签章

今后每年09月证书年检
不再另行通知

年检记录

年 月 日	年 月 日	年 月 日	年 月 日

NO.2012　1484365

中华人民共和国
组织机构代码证

代　　码：05374105－6

机构名称：江门市恒美牧业发展有限公司

机构类型：企业法人(法定代表人：魏大庆)

地　　址：广东省江门市恩平市君堂镇江君路１９号江洲水闸办公大楼首层１－５号

有 效 期：自2012年09月17日至2016年09月17日

颁发单位：广东省江门市质量技术监督局

登 记 号：组代管440700-066709

说　明

1. 中华人民共和国组织机构代码是组织机构在中华人民共和国境内唯一的，始终不变的法定代码标识。《中华人民共和国组织机构代码证》是组织机构法定代码标识的凭证，分正本和副本。
2. 《中华人民共和国组织机构代码证》不得出租、出借、冒用、转让、伪造、变造、非法买卖。
3. 《中华人民共和国组织机构代码证》登记项目发生变化时，应向发证机关申请变更登记。
4. 各组织机构应当按有关规定，接受发证机关的年度检验。
5. 组织机构依法注销、撤消时，应向原发证机关办理注销登记，并交回全部代码证。

中华人民共和国　国家质量监督检验检疫总局签章

中华人民共和国国家质量监督检验检疫总局

今后每年09月证书年检
不再另行通知

年检记录

年 月 日	年 月 日	年 月 日	年 月 日

NO.2011 4057371

编号:№ 1174544

企业法人营业执照

（副　本）

注册号 440700400040325
（副本号:1-1）

名　　称	江门市恒美牧业发展有限公司
住　　所	恩平市君堂镇江君路19号江洲水闸办公大楼首层1-5号
法定代表人	魏大庆
注册资本	贰佰万美元
实收资本	零美元
公司类型	有限责任公司(台港澳与境内合作)
经营范围	筹办（筹办期至2013年9月18日）。〓

股东（发起人）澳门美舍有限公司，恩平市君堂镇恒生态农业有限公司。

营业期限 自 二〇一二年九月十七至 二〇四二年九月十七日

成立日期 二〇一二年九月十七日

须　知

1. 《企业法人营业执照》是企业法人资格和合法经营的凭证。
2. 《企业法人营业执照》分为正本和副本，正本和副本具有同等法律效力。
3. 《企业法人营业执照》正本应当置于住所的醒目位置。
4. 《企业法人营业执照》不得伪造、涂改、出租、出借、转让。
5. 登记事项发生变化，应当向公司登记机关申请变更登记，换领《企业法人营业执照》。
6. 每年三月一日至六月三十日，应当参加年度检验。
7. 《企业法人营业执照》被吊销后，不得开展与清算无关的经营活动。
8. 办理注销登记，应当交回《企业法人营业执照》正本和副本。
9. 《企业法人营业执照》遗失或者毁坏的，应当在公司登记机关指定的报刊上声明作废，申请补领。

年度检验情况

登记机关 江门市工商行政管理局

二〇一二年九月十七日

№ 0495991

中华人民共和国台港澳侨投资企业

批准证书

CERTIFICATE OF APPROVAL

FOR ESTABLISHMENT OF ENTERPRISES WITH INVESTMENT OF TAIWAN, HONGKONG, MACAO AND OVERSEAS CHINESE IN THE PEOPLE'S REPUBLIC OF CHINA

批准号 APPROVAL NUMBER: 商外资粤恩合作证字[2012] 0003 号

进出口企业代码 CODE FOR IMPORT AND EXPORT ENTERPRISE: 440005374105[illegible]

批准日期 DATE OF APPROVAL: 二0一二 年 [illegible] 月 十二 日 YEAR / MONTH / DAY

发证日期 DATE OF ISSUE: 二0一二 年 九 月 十三 日 YEAR / MONTH / DAY

发证序号: 4400117467

广东省人民政府

企业名称 NAME OF ENTERPRISE	中文 CHINESE	江门市恒美牧业发展有限公司		
	英文 ENGLISH			
企业地址 ADDRESS	恩平市君堂镇江君路江洲水闸办公大楼首层1—5号			
企业类型 TYPE OF BUSINESS	中外合作企业		经营年限 DURATION OF OPERATION	叁拾年
投资总额 TOTAL INVESTMENT	贰佰万美元			
注册资本 REGISTERED CAPITAL	贰佰万美元			
经营范围 BUSINESS SCOPE	畜禽饲养及内陆养殖、销售。			

投资者名称（中、英文） NAME OF INVESTORS (IN CHINESE AND ENGLISH)	注册地 PLACE OF REGISTRATION	出资额 CAPITAL CONTRIBUTION
恩平市君堂镇恒生态农业有限公司	中国	以现有基础设施不作价投入。
澳门美金有限公司	澳门	出资200万美元

企业法人

营业执照

注 册 号：440700400040325

成立日期：二〇一二年九月十七日

登记机关 江门市工商行政管理局

二〇一二 年 九 月 十七 日

编号：№ 1068698

名 称 江门市恒美牧业发展有限公司

住 所 恩平市君堂镇江君路19号江洲水闸办公大楼首层1-5号

法定代表人 魏大庆

注册资本 贰佰万美元

实收资本 零美元

公司类型 有限责任公司（台港澳与境内合作）

经营范围 筹办（筹办期至2013年9月18日）。〓

股东（发起人） 澳门美舍有限公司，恩平市君堂镇恒生态农业有限公司。

营业期限 自 二〇一二年九月十七日

至 二〇四二年九月十七日

江门市工商行政管理局